UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

GRID DYNAMICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 Executive Parkway, Suite 520

San Ramon, CA 94583

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 523-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GDYN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Grid Dynamics Holdings, Inc. (the “Company”) was held on December 19, 2023. Present at the Annual Meeting in person or by proxy were holders of 70,461,354 shares of the Company’s common stock, representing 93.21% of the voting power of the shares of the Company’s common stock outstanding as of October 26, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Proposal 1: Election of Three Class I Directors to Serve Until the 2026 Annual Meeting of Stockholders:

The Company’s stockholders elected the Company’s nominees for Class I directors to serve on the Company’s board of directors (the “Board”) until the Company’s 2026 annual meeting of stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Leonard Livschitz	54,896,111	12,060,346	3,504,897
Shuo Zhang	53,439,471	13,516,986	3,504,897
Marina Levinson	54,679,622	12,276,835	3,504,897

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023:

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,322,861	517	137,976	—

Proposal 3: Advisory Approval of Named Executive Officer Compensation:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,608,011	30,044,022	304,424	3,504,897

Proposal 4: Advisory Approval of Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation:

The Company’s stockholders approved, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers every one year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
65,474,151	2,323	1,340,150	139,833	3,504,897

Consistent with the results of this vote and the Board’s recommendation in the proxy statement for the Annual Meeting, the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2023	GRID DYNAMICS HOLDINGS, INC.

	By:	/s/ Anil Doradla
	Name:	Anil Doradla
	Title:	Chief Financial Officer

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